EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
27-Oct-03                                                            31-Oct-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2003-A            Period #
                            ------------------------------
25-Nov-03                                                                  7

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

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Balances
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                                                                                             Initial                  Period End
      Receivables                                                                     $1,643,640,298              $1,237,824,842
      Reserve Account                                                                    $12,327,302                 $21,661,935
      Yield Supplement Overcollateralization                                              $9,034,825                  $6,949,408
      Class A-1 Notes                                                                   $380,000,000                          $0
      Class A-2 Notes                                                                   $455,000,000                $431,269,961
      Class A-3 Notes                                                                   $470,000,000                $470,000,000
      Class A-4 Notes                                                                   $296,913,000                $296,913,000
      Class B Notes                                                                      $32,692,000                 $32,692,000

Current Collection Period
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      Beginning Receivables Outstanding                                               $1,294,696,709
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                          $30,902,587
                Receipts of Pre-Paid Principal                                           $24,944,617
                Liquidation Proceeds                                                        $626,132
                Principal Balance Allocable to Gross Charge-offs                            $398,531
           Total Receipts of Principal                                                   $56,871,867

           Interest Distribution Amount
                Receipts of Interest                                                      $5,817,966
                Servicer Advances                                                            $72,666
                Reimbursement of Previous Servicer Advances                                       $0
                Accrued Interest on Purchased Receivables                                         $0
                Recoveries                                                                   $53,252
                Net Investment Earnings                                                      $11,049
           Total Receipts of Interest                                                     $5,954,933

           Release from Reserve Account                                                           $0

      Total Distribution Amount                                                          $62,428,270

      Ending Receivables Outstanding                                                  $1,237,824,842

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                               $601,164
      Current Period Servicer Advance                                                        $72,666
      Current Reimbursement of Previous Servicer Advance                                          $0
      Ending Period Unreimbursed Previous Servicer Advances                                 $673,830

Collection Account
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      Deposits to Collection Account                                                     $62,428,270
      Withdrawals from Collection Account
           Servicing Fees                                                                 $1,078,914
           Class A Noteholder Interest Distribution                                       $1,969,235
           First Priority Principal Distribution                                                  $0
           Class B Noteholder Interest Distribution                                          $79,823
           Regular Principal Distribution                                                $56,590,361
           Reserve Account Deposit                                                                $0
           Unpaid Trustee Fees                                                                    $0
           Excess Funds Released to Depositor                                             $2,709,938
      Total Distributions from Collection Account                                        $62,428,270


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Excess Funds Released to the Depositor
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           Release from Reserve Account                                     $995,258
           Release from Collection Account                                $2,709,938
      Total Excess Funds Released to the Depositor                        $3,705,195

Note Distribution Account
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      Amount Deposited from the Collection Account                       $58,639,419
      Amount Deposited from the Reserve Account                                   $0
      Amount Paid to Noteholders                                         $58,639,419

Distributions
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      Monthly Principal Distributable Amount                         Current Payment      Ending Balance    Per $1,000       Factor
      Class A-1 Notes                                                    $32,860,323                  $0        $86.47        0.00%
      Class A-2 Notes                                                    $23,730,039        $431,269,961        $52.15       94.78%
      Class A-3 Notes                                                             $0        $470,000,000         $0.00      100.00%
      Class A-4 Notes                                                             $0        $296,913,000         $0.00      100.00%
      Class B Notes                                                               $0         $32,692,000         $0.00      100.00%

      Interest Distributable Amount                                  Current Payment          Per $1,000
      Class A-1 Notes                                                        $33,618               $0.09
      Class A-2 Notes                                                       $549,792               $1.21
      Class A-3 Notes                                                       $759,833               $1.62
      Class A-4 Notes                                                       $625,992               $2.11
      Class B Notes                                                          $79,823               $2.44



Carryover Shortfalls
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                                                                                Prior
                                                                                Period
                                                                              Carryover     Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                      $0                  $0            $0
      Class A-2 Interest Carryover Shortfall                                      $0                  $0            $0
      Class A-3 Interest Carryover Shortfall                                      $0                  $0            $0
      Class A-4 Interest Carryover Shortfall                                      $0                  $0            $0
      Class B Interest Carryover Shortfall                                        $0                  $0            $0


Receivables Data
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                                                                    Beginning Period       Ending Period
      Number of Contracts                                                     62,865              61,028
      Weighted Average Remaining Term                                          46.33               45.45
      Weighted Average Annual Percentage Rate                                  5.36%               5.34%

      Delinquencies Aging Profile End of Period                        Dollar Amount          Percentage
           Current                                                    $1,121,839,620              90.63%
           1-29 days                                                     $98,152,882               7.93%
           30-59 days                                                    $14,183,471               1.15%
           60-89 days                                                     $2,409,605               0.19%
           90-119 days                                                      $786,519               0.06%
           120-149 days                                                     $452,746               0.04%
           Total                                                      $1,237,824,842             100.00%
           Delinquent Receivables +30 days past due                      $17,832,341               1.44%


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      Write-offs
           Gross Principal Write-Offs for Current Period                    $398,531
           Recoveries for Current Period                                     $53,252
           Net Write-Offs for Current Period                                $345,279

           Cumulative Realized Losses                                     $1,177,815


      Repossessions                                                    Dollar Amount               Units
           Beginning Period Repossessed Receivables Balance               $2,318,161                  83
           Ending Period Repossessed Receivables Balance                  $2,369,708                  89
           Principal Balance of 90+ Day Repossessed Vehicles                $185,393                   7



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                    $7,230,914
      Beginning Period Amount                                             $7,230,914
      Ending Period Required Amount                                       $6,949,408
      Current Period Release                                                $281,506
      Ending Period Amount                                                $6,949,408
      Next Distribution Date Required Amount                              $6,673,451

Reserve Account
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      Beginning Period Required Amount                                   $22,657,192
      Beginning Period Amount                                            $22,657,192
      Net Investment Earnings                                                $11,049
      Current Period Deposit                                                      $0
      Current Period Release to Collection Account                                $0
      Current Period Release to Depositor                                   $995,258
      Ending Period Required Amount                                      $21,661,935
      Ending Period Amount                                               $21,661,935

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